FIDELITY INCOME ADVANTAGE
SUPPLEMENT TO THE PROSPECTUS
DATED APRIL 30, 2000
[SUPPLEMENT TO BE DISTRIBUTED IN CALIFORNIA ONLY]

All references to annuity income and the guaranteed duration of annuity income provided by Fidelity Income Advantage are subject to the limitation stated on page 1 of the prospectus: "We guarantee the amount of fixed annuity income on each Annuity Income Date, but we do not guarantee the amount of any variable annuity income." Variable annuity income is subject to the investment results of the subaccounts and may increase or decrease. Variable annuity income will end in the unlikely event that the value of every security held in the subaccounts in which you are invested is reduced to zero.
















JULY 19, 2000
FIAII-STK-CA-0700
1.744242.100